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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): October 12, 2000

                      First Community Financial Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



       North Carolina               000-26117                  56-2112954
 ----------------------------      -----------              ------------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)





                             708 South Church Street
                        Burlington, North Carolina 27215
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                    (Address of principal executive offices)





       Registrant's telephone number, including area code: (336) 227-3631


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)
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                              Item 5. Other Events

         On October 12, 2000, First Community Financial Corporation (the "Registrant") announced that it had received approval for the repurchase of an additional amount of up to 178,675 shares of its common stock, or 10% of the number of shares currently outstanding. A copy of the press release announcing the approval of additional stock repurchases is attached hereto as Exhibit 99.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FIRST COMMUNITY FINANCIAL CORPORATION



Date: October 16, 2000          By: /s/ Christopher B. Redcay
                                   --------------------------------------
                                        Christopher B. Redcay, Treasurer
                                        and Chief Financial Officer
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                                  EXHIBIT INDEX


    Exhibit No.    Description
    -----------    -----------
        99         Press Release of the Registrant distributed October 12, 2000